UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.1)
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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
REMEDENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Remedent, Inc.
Xavier de Cocklaan 42,
B-9831 Deurle, Belgium
Telephone: 011-32-9-321-70-80
October 9, 2007
To the Stockholders of Remedent, Inc.:
     You are cordially invited to attend an Annual Meeting of Stockholders of Remedent, Inc. (the “Company”) to be held at 10:00 a.m. (CEST) on November 5, 2007 at Remedent’s office located at Xavier de Cocklaan 42, B-9831 Deurle, Belgium.
     At the meeting, you will be asked (i) to elect four (4) directors of the Company; (ii) to approve the adoption of the 2007 Equity Incentive Plan; (iii) to ratify the appointment of PKF Bedrijfsrevisoren as the Company’s independent registered accounting firm for the 2007 fiscal year; and (iv) to consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its stockholders and recommends that you vote for them.
     The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.
     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.

/s/ Guy De Vreese
Guy De Vreese
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING THE SOLICITATION
RECORD DATE AND VOTING RIGHTS
PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 2 — ADOPTION OF 2007 EQUITY INCENTIVE PLAN
DESCRIPTION OF THE 2007 EQUITY INCENTIVE PLAN
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER BUSINESS
Appendix A

Remedent, Inc.
Xavier de Cocklaan 42,
B-9831 Deurle, Belgium
Telephone: 011-32-9-321-70-80
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 5, 2007

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Remedent, Inc. (the “Company”), a Nevada corporation, will be held at 10:00 a.m. (CEST) on November 5, 2007 at Remedent’s office located at Xavier de Cocklaan 42, B-9831 Deurle, Belgium for the following purposes:
1.	To elect four (4) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To approve the adoption of the 2007 Equity Incentive Plan;

3.	To ratify the appointment of PKF Bedrijfsrevisoren as the Company’s independent registered accounting firm for the 2007 fiscal year; and

4.	To transact such other business as may properly come before the meeting.
     The Board of Directors has fixed the close of business on September 19, 2007, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.
     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors
/s/ Stephen Ross
Stephen Ross
Corporate Secretary

October 9, 2007
Los Angeles, California
U.S.A.
YOUR VOTE IS IMPORTANT
YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO OUR CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Remedent, Inc.
Xavier de Cocklaan 42,
B-9831 Deurle, Belgium
Telephone: 011-32-9-321-70-80
PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION
     We are furnishing this proxy statement to you in connection with an Annual Meeting of Stockholders of Remedent, Inc. (the “Company”) to be held at 10:00 a.m. (CEST) on November 5, 2007 at Remedent’s office located at Xavier de Cocklaan 42, B-9831 Deurle, Belgium, and at any postponement or adjournment thereof (the “Meeting”).
     Only stockholders of record on September 19, 2007 are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.
     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted “FOR” the nominees for the Board of Directors, “FOR” the adoption of the 2007 Equity Incentive Plan, “FOR” ratification of the appointment of PKF Bedrijfsrevisoren as the Company’s independent registered accounting firm for the 2007 fiscal year, and at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with us written notice of its revocation addressed to: Corporate Secretary, Remedent, Inc., Xavier de Cocklaan 42, B-9831 Deurle, Belgium, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.
     This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of our stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
     Our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.
     This Proxy Statement and form of proxy were first mailed on or about October 15, 2007 to stockholders of record as of September 19, 2007.
Help Us Reduce Costs of Our Annual Meeting
     To help us reduce costs related to our annual meeting, we ask all stockholders who vote through the Internet to consent to electronic delivery of mailings related to future stockholder meetings. Companies may make their proxy statements and annual reports available online and eliminate mailing hard copies of these documents to those stockholders who consent in advance to electronic distribution. If you hold shares in your own name and you are voting via the Internet, you can consent online when you vote. If you hold shares through an intermediary, such as a broker or bank, please refer to the information provided by your bank or broker for instructions on how to consent to electronic distribution.

RECORD DATE AND VOTING RIGHTS
     We are currently authorized to issue up to 50,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of Preferred Stock, $0.001 par value. As of September 19, 2007, 18,596,245 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is September 19, 2007.
     A majority of the outstanding shares of our Common Stock, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.
     Under Nevada law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.
PROPOSAL 1 — ELECTION OF DIRECTORS
General Information
     Our bylaws presently provide that the authorized number of directors may be determined by resolution of the majority of the total number of directors if there were no vacancies or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose. The Board currently consists of four (4) members.
     At the Meeting, stockholders will be asked to elect the nominees for director listed below, each of whom is a current member of our Board of Directors.
Nominees for Director
     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four (4) nominees named below. If any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are duly elected and qualified.
     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Guy De Vreese	52
Robin List	36
Stephen Ross	48
Fred Kolsteeg	63

Biographies

Guy De Vreese	Chairman since 2002
     From April 1, 2002, Mr. De Vreese has served as our Chairman of the Board. From June 2001 Mr. De Vreese has also served as President of Remedent N.V. and he has served as President of DMDS, Ltd., a European subsidiary of Dental & Medical Systems, Inc. DMDS, Ltd. developed and marketed high-tech dental equipment. In August 1996, Mr. De Vreese founded DMD N.V., a Belgian company that was the independent European distributor for DMDS products and was its Chief Executive Officer until DMD purchased its distribution rights in April 1998. Mr. De Vreese later worked as CEO from 1996 through February 1999 for Lident, N.V., a Belgian company that merged with DMD and specialized in digital photography and developer of imaging software. Mr. De Vreese also served as a consultant providing services to DMDS, Ltd. from February 1999 to June 2001. Mr. De Vreese resides in Belgium.

Robin List	Director since 2002
     From April 1, 2002, Mr. List has served as our Chief Executive Officer and as a director. From April 2001, Mr. List has served a director of Remedent N.V. From January 1998 through April 2001, Mr. List was a director of New BitSnap N.V., a Belgian company. In this position Mr. List consulted for DMDS Ltd., a European subsidiary of Dental & Medical Diagnostic Systems, Inc. DMDS, Ltd. developed and marketed high-tech dental equipment. From August 1995 to January 1998, Mr. List served as commercial director for WAVE Imaging B.V., a Dutch based company that provided digital services. Mr. List resides in Belgium.

Stephen Ross	Director since 2001
     Mr. Ross has served as our director since August 2001 and as our Secretary since April 2002. He also served as our Chief Financial Officer from August 2001 until March 2005. From February 1998 through January 2001, Mr. Ross was CFO of Dental & Medical Diagnostic Systems, Inc., a company that developed and marketed high-tech dental equipment and declared bankruptcy in July 2001. Commencing in 1996 and terminating February 1998, Mr. Ross served as a senior management consultant with Kibel and Green, a corporate restructuring and management firm. Prior to working for Kibel and Green, Mr. Ross served as CFO and co-founder of a personal care company, and as tax manager with an accounting firm. Mr. Ross resides in Los Angeles, California.

Fred Kolsteeg	Director since 2001
     Mr. Kolsteeg has served as a director of the Company since April 2002. Since 1996, Mr. Kolsteeg has served as the president of WAVE Communications, a Dutch based advertising agency. Prior to founding WAVE in 1996, he founded several other advertising agencies such as ARA, Team and Team Saatchi. Mr. Kolsteeg has also worked at Phillips and Intermarco Publicis. Mr. Kolsteeg resides in Holland.

RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.
PROPOSAL 2 — ADOPTION OF 2007 EQUITY INCENTIVE PLAN
Reasons for the Proposal
     In order to attract, hire, and retain the caliber of executives that management and the Board believe will be required to help us position ourselves for growth, we will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives.
Background of the Proposal
     You are being asked to approve the adoption of the 2007 Equity Incentive Plan (the “2007 Plan”). A copy of the 2007 Plan is attached hereto as Appendix A. Capitalized terms used herein will have the same meaning as the capitalized terms and definitions set forth in the 2007 Plan. Under the 2007 Plan, the total number of shares of common stock of the Company reserved and available for awards or which may be used to provide a basis of measurement for or to determine the value of an Award shall be One Million (1,000,000) (the “Maximum Number”). Not more than the Maximum Number of shares of Common Stock shall be granted in the form of incentive stock options. This will allow us the continuing ability to award and motivate participants with awards.
     The Board of Directors believes that equity incentive compensation is an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the equity incentive grants by employees at all levels and by directors, officers and consultants. We believe that the equity incentive program is important in order to maintain our culture, employee ownership, employee motivation and continued success.
DESCRIPTION OF THE 2007 EQUITY INCENTIVE PLAN
Structure. The 2007 Plan allows for the grant of options, restricted stock and stock appreciation rights (“awards”) at the discretion of the Plan Administrator. The principal features of the program are described below.
Administration. Authority to control and manage the operation and administration of the 2007 Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). We anticipate that our Compensation Committee will undertake the administration of the 2007 Plan. The Committee will serve as the Plan Administrator with respect to the 2007 Plan. The Plan Administrator has the authority to interpret the 2007 Plan and the rights underlying any grants or awards made subject to the 2007 Plan. Any decision or action of the Plan Administrator in connection with the 2007 Plan is final and binding.
No director shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2007 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its shareholders.

Eligibility. Employees, directors, officers and consultants in the service of the Company or any subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2007 Plan. Determinations as to which eligible persons shall be granted awards shall be made by the Plan Administrator.
Limitations on Awards. The maximum number of shares of stock that may be granted with respect to one or more options and/or SARs during any one fiscal year under the Plan to any one participant shall be One Million (1,000,000) (all of which may be granted as incentive stock options subject to the $100,000 limitation with regard to incentive stock options first exercisable). Determinations will be made in a manner that is consistent with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. These limitations will not apply in any circumstance in which the Plan Administrator determines that compliance with Section 162(m) of the Code is not necessary.
Payment for Shares. Payment for shares purchased pursuant to the 2007 Plan may be made in cash, or, where approved by the Plan Administrator, at its sole discretion, by one or more of the following methods: (i) by cancellation of indebtedness to the participant, (ii) by surrender of shares of the Company owned by the participant for more than six (6) months or a lesser period if exempt from Section 16 of the Securities Exchange Act, (iii) by “deemed net-stock exercise” in which the participant exercises by forfeiting shares equal to exercise price and (iv) by broker-assisted payment in which a broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.
Stock Options. Stock options may be issued as incentive stock options (ISOs) or non-qualified stock options. One or more options may be granted to each eligible person. The options granted under the 2007 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2007 Plan shall terminate later than ten (10) years after the date of grant.
Options may be exercised by delivery to us of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least one hundred percent (100%) of the fair market value of the shares on the date of grant.
No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. Notwithstanding the foregoing, an ISO may be transferred pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if applicable to an award under the 2007 Plan and non-qualified options may be transferred to a participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce. Also, the Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the 2007 Plan. The terms applicable to any assigned option shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to us of a written stock option assignment request.
Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award. Unless the Plan Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. Except as otherwise determined by the Plan Administrator at the time of the grant of the award or thereafter, (i) upon failure to affirmatively accept the grant of a restricted stock award by execution of a restricted stock award agreement, (ii) termination of employment during the applicable restriction period, (iii) failure to satisfy the restriction period or (iv) failure to satisfy a performance goal during the applicable restriction period, restricted stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company. Notwithstanding the foregoing, the Plan Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock. The Company also has the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.
     Unless otherwise provided in the award agreement, prior to the vesting of restricted stock, restricted stock awards, granted under the Plan, and any rights and interests therein, including the restricted stock itself, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the award agreement. Unless otherwise provided in the 2007 Plan, during the lifetime of the participant, a restricted stock award and any rights and interests therein, will be exercisable only by the participant, and any election with respect thereto may be made only by the participant. Any attempt to transfer a restricted stock award will be void and the award and the restricted stock will be forfeited by the participant unless the attempted transfer is found to be unintentional.
Stock Appreciation Rights (SAR). A SAR is an award to receive a number of shares (which may consist of restricted stock), or cash, or a combination of shares and cash. A SAR will be awarded pursuant to an award agreement the terms of which need not be the same for each participant and the terms of which may be based upon performance objectives as provided for in the 2007 Plan.
     The Plan Administrator will specify the grant date, exercise price and determine the time period during which a SAR may be exercised. The exercise price per share of an SAR will in no event be less than the Fair Market Value of a share of Company stock on the date of grant. No SAR under the 2007 Plan shall terminate later than ten (10) years after the date of grant.
     Exercise of a SAR shall be by written notice and will state the proportion of shares and cash that the participant desires to receive pursuant to the SAR exercised. Subject to the discretion of the Plan Administrator to substitute cash for shares, or some portion of the shares for cash, the amount of shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a share on the date of grant of the SAR, by (ii) the Fair Market Value of a share on the exercise date; provided, however, that fractional shares will not be issued and in lieu thereof, a cash adjustment will be paid. The Plan Administrator may elect to pay the cash equivalent of the Fair Market Value of the shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.
     Except as otherwise determined by the Plan Administrator at the time of the grant of the award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an award agreement, or an event of forfeiture pursuant to the award agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire. As a result, all of the rights, title and interest of the participant will be forfeited. The Plan Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.

     During the lifetime of a participant each SAR granted to a participant will be exercisable only by the participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
GENERAL PLAN PROVISIONS
Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which we no longer survive as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2007 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. The exercise or vesting of any award solely as a result thereof, will be conditioned upon consummation of the applicable event. Upon consummation of such event, any outstanding award not exercised will terminate. After a merger, consolidation, combination or reorganization in which we are the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.
     The Plan Administrator has discretion either in advance of any action or anticipated “change of control” to fully vest all outstanding awards. A change of control of the Company is defined in the 2007 Plan and occurs when one transaction or series of related transactions results in the issuance of 50% of voting securities, or we are acquired in some form of merger or consolidation in which we do not survive.
     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.
Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2007 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.
Options/SARs.
Termination of All Services — ISOs. If for any reason other than retirement (as defined in the Plan), permanent and total disability (as defined in the Plan) or death, a participant’s employment with the Company is terminated (including employment as an officer of the Company), vested incentive stock options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the incentive stock option as set forth in the award agreement, and (ii) ten (10) years from the grant date (five (5) years for a ten percent (10%) Shareholder)).
Continuation of Services as Consultant/Advisor — ISOs. If the employment of a participant who is granted an incentive stock option is terminated but the participant continues as a consultant, advisor or in a similar capacity to the Company, the participant need not exercise the incentive stock option within three (3) months of termination of employment but will be entitled to exercise within three (3) months of termination of services to the Company (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option as set forth in the award agreement, and (ii) ten (10) years from the grant date). However, if the participant does not exercise within three (3) months of termination of employment, the option will not qualify as an incentive stock option.
Termination of All Services — Non-Qualified Stock Options/SARs. If for any reason other than retirement, permanent and total disability or death, a participant’s employment with the Company is terminated (including employment as an officer of the Company), vested options/SARs held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months of the date of such termination or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option/SAR as set forth in the award agreement, and (ii) ten (10) years from the grant date).
Retirement — ISOs/Non-Qualified Stock Options/SARs. If a participant ceases to be an employee of the Company (including as an officer of the Company) as a result of retirement, participant need not exercise the option/SAR within three (3) months of termination of employment but will be entitled to exercise the option/SAR within the maximum term of the option/SAR to the extent the option/SAR was otherwise exercisable at the date of retirement. However, if a participant does not exercise within three (3) months of termination of employment, an option will not qualify as an incentive stock option if it otherwise so qualified. The Plan provides that term “retirement” means such termination of employment as entitles the participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).
Permanent Disability and Death. If a participant becomes permanently and totally disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an officer of the Company) or death occurs three (3) months thereafter, vested options/SARs then held may be exercised by the participant, the participant’s personal representative, or by the person to whom the option/SAR is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option/SAR as set forth in the award agreement, and (ii) ten (10) years from the grant date).
Compliance with Section 162(m) of the Code. Section 162(m) of the Code limits publicly-held companies to certain annual deductions for federal income tax purposes for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “Covered Employees”). However, performance-based compensation is excluded from this limitation. The 2007 Plan is designed to permit the Plan Administrator to grant awards that qualify as “performance-based compensation” under section 162(m) of the Code to any employees who are Covered Employees. The exercise price per share, if any, of such an award, may not be less than the Fair Market Value of our common stock on the date of the grant, and the grants of such awards may only be made by the Plan Administrator which constitutes a committee comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making awards of performance-based compensation.
     If an award is made on the basis of performance goals, the Plan Administrator must establish the goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Plan Administrator may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Plan Administrator in each case that the performance goals and any other material conditions were satisfied. The Plan Administrator is authorized to establish performance goals that qualify as performance-based awards to Covered Employees under Section 162(m) of the Code.
Amendment and Termination. The Board of Directors may amend, suspend or terminate the 2007 Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to the 2007 Plan: (i) any increase in the maximum number of shares, or the maximum number of shares available as ISOs under the 2007 Plan, except for a proportional increase in the maximum number, or maximum number of shares available as ISOs under the 2007 Plan, as a result of stock split or stock dividend, or (ii) a change in the class of employees entitled to be granted ISOs. Further, the board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by the 2007 Plan or by law. No awards will be made after the termination of the 2007 Plan. At any time and from time to time, the Plan Administrator may amend or modify any outstanding award or award agreement without approval of the participant except that no amendment or modification of any award will adversely affect any outstanding award without the written consent of the participant and the original term of any award may not be extended unless it would not cause the provisions of Section 409A of the Code to be violated.
     No termination, amendment, or modification of the 2007 Plan will adversely affect any award previously granted under the 2007 Plan, without the written consent of the participant. Notwithstanding any provision herein to the contrary, the Plan Administrator will have broad authority to amend the 2007 Plan or any outstanding award under the 2007 Plan without approval of the participant to the extent necessary or desirable to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or to ensure that an award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.
     Upon shareholder approval and unless sooner terminated by the Board, the 2007 Plan will in all events terminate ten (10) years from the date the Plan is adopted by the Board. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.
Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.
Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2007 Plan as may be determined by the Board of Directors or the Plan Administrator.
FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2007 PLAN
Options. Options granted under the 2007 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-qualified options which are not intended to meet such requirements.
     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.
The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.
     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.
Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.
If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the options exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.
Restricted Stock Awards. The recipient receives no taxable income upon the receipt of a restricted stock award. The recipient is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows recipients, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the recipient. In the event a recipient makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing recipient will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a recipient who has made a Section 83(b) election subsequently forfeits the shares, the recipient will not be entitled to any deductions; however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the recipient recognizes income.
Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.
Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN.
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Board of Directors has appointed PKF Bedrijfsrevisoren (“PKF”) as our independent registered public accounting firm for our fiscal year 2007. The Board of Directors is submitting the appointment of PKF as our independent registered public accounting firm for stockholder ratification at the annual meeting.
     A representative of PKF is expected to be present at the annual meeting. The PKF representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from stockholders.
     Our Bylaws do not require that the stockholders ratify the appointment of PKF as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Board will reconsider whether to retain PKF, but may retain PKF in any event. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and our stockholders.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PKF BEDRIJFSREVISOREN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
     Set forth below is information about our directors, executive officers and key employees:

Person	Age	Position
Guy De Vreese	52	Chairman
Robin List	36	Director, Chief Executive Officer
Philippe Van Acker	42	Chief Financial Officer
Stephen Ross	48	Director, Secretary
Fred Kolsteeg	63	Director
     The Board of Directors appoints the executive officers. Executive officers serve at the pleasure of the Board. There are no family relationships between any of the directors, executive officers or key employees.
     Fred Kolstegg is considered an independent director pursuant to the NASDAQ rules.
Biographies
     The biographies of Messrs. De Vreese, List, Ross and Kolsteeg can be found under Proposal 1 - Election of Directors.
     Philippe Van Acker, Chief Financial Officer. Mr. Van Acker was appointed as our Chief Financial Officer as of March 30, 2005. From July 2001 to March 30, 2005, Mr. Van Acker has served as a director of the Company’s subsidiary, Remedent N.V. where he has also served as financial controller. From 1999 to 2001, Mr. Van Acker served as Director of Finance for DMDS, Ltd., a European subsidiary of Dental & Medical Diagnostic Systems, Inc., a company that developed and marketed high-tech dental equipment. From 1992 to 1999, Mr. Van Acker held various positions with Pfizer Medical Technology Group. Mr. Van Acker resides in Belgium.
Committees of the Board of Directors
Audit Committee
     We did not have an Audit Committee during our past fiscal year, during which the members of our Board of Directors performed some of the same functions of an Audit Committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditor’s independence, the financial statements and their audit report; and reviewing management’s administration of the system of internal accounting controls. We do not currently have an Audit Committee Charter.
     We are currently seeking candidates for outside directors and for a financial expert to serve on a separate audit committee when we establish one. Due to our small size and limited resources, it has been difficult to recruit outside directors and financial experts, especially due to the fact that we do not have directors and officer’s liability insurance to offer suitable candidates.

     In fulfilling its oversight responsibilities, the Board has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
     The Board discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
     After review and discussions, as mentioned above, the Board recommended that the audited financial statement be included in the Company’s Annual Report on Form 10-KSB.
Compensation Committee
     Our Board of Directors has not established a separate compensation committee nor any other committee that acts as such a committee. Instead, the entire Board of Directors reviews and approves executive compensation policies and practices, reviews, salaries and bonuses for our officers, administers our benefit plans, and considers other matters as may, from time to time, be referred to it. We do not currently have a Compensation Committee Charter.
     Our Board continues to emphasize the important link between our performance, which ultimately benefits all shareholders, and the compensation of our executives. Therefore, the primary goal of our executive compensation policy is to closely align the interests of the shareholders with the interests of the executive officers. In order to achieve this goal, we attempt to (i) offer compensation opportunities that attract and retain executives whose abilities and skills and critical to our long-term success and reward them for their efforts in ensuring our success and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company.
Nominations to the Board of Directors
     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the dental industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
     We do not have a nominating committee or a written charter related to our nomination process. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The members of the Board of Directors perform some of the same functions of a Nominating Committee, such as recommending a slate of directors for election at the annual meeting.
     In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Corporate Secretary, Xavier de Cocklaan 42, 9831 Deurle, Belgium.

     In fiscal year ended March 31, 2007, the Board of Directors took all actions by Unanimous Written Consent. The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.
     Stockholders may send communications to the Board by mail to the Chairman of the Board, Remedent, Inc., Xavier de Cocklaan 42, 9831 Deurle, Belgium.
EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
Summary Compensation
     The following table sets forth information regarding all forms of compensation received by the named executive officers during the fiscal years ended March 31, 2007 and March 31, 2006, respectively:

					Option	All Other
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Awards	Compensation		Total
Guy De Vreese,	2007	$-0-	$-0-	$-0-	$-0-	$294,429	(1)	$294,429	(1)
Chairman, CEO of Remedent	2006	$-0-	$-0-	$-0-	$-0-	$222,000	(2)	$222,000	(2)
N.V.

Robin List,	2007	$239,045	$-0-	$-0-	$-0-	$-0-		$239,045
CEO	2006	$213,000	$-0-	$-0-	$-0-	$-0-		$213,000

Philippe Van Acker,	2007	$138,573	$-0-	$-0-	$-0-	$-0-		$138,573
CFO	2006	$122,000	$-0-	$-0-	$180,000 (3)			$302,000
(1) These amounts are consulting fees including a car allowance paid by Remedent N.V. to Lausha, N.V., a company controlled by Mr. De Vreese, pursuant to an oral consulting agreement between Lausha N.V. and Remedent N.V.
(2) These amounts are consulting fees including a car allowance paid by Remedent N.V. to Lausha, N.V. and Lident N.V., both companies controlled by Mr. De Vreese, pursuant to an oral consulting agreement between these companies and Remedent N.V.
(3) In March 2005, Mr. Van Acker was appointed as the Company’s Chief Financial Officer. In December, 2005, he was granted 75,000 fully vested ten year options to purchase the Company’s common stock at an exercise price of $2.46 (fair market value at date of grant) per share.
Outstanding Equity Awards at Fiscal Year End
     The following table provides information with respect to the named executive officers concerning unexercised stock options held by them at March 31, 2007:

	Number of	Number of
	Securities	Securities
	underlying	underlying
	Unexercised Options	Unexercised Options	Exercise Price per
Name	(Exercisable)	(Unexercisable)	Share	Expiration Date
Guy De Vreese	50,000	-0-	$1.00	28-Mar-2012
Robin List	50,000	-0-	$1.00	28-Mar-2012
Philippe Van Acker	75,000	-0-	$2.46	23-Dec-2015
Philippe Van Acker	10,000	-0-	$1.00	28-Mar-2012
     As of March 31, 2007, there were no outstanding stock awards.

Director Compensation Table
     Our directors do not receive any cash compensation, but are entitled to reimbursement of their reasonable expenses incurred in attending directors’ meetings. However, at the discretion of our Board of Directors, we may periodically issue stock options under our stock option plan to directors.
     The following table sets forth information regarding all forms of compensation received by all non-executive directors of the Company during the fiscal year ended March 31, 2007:

Directors Fees
	Earned or Paid			All Other
Name	in Cash	Stock Awards	Option Awards	Compensation	Total
Stephen Ross	$-0-	$-0-	$-0-	$-0-	$-0-
Fred Kolsteeg	$-0-	$-0-	$-0-	$-0-	$-0-
Stock Option Plans
     On May 29, 2001, our Board of Directors adopted an Incentive and Nonstatutory Stock Option Plan (“2001 Plan”), reserving 250,000 shares underlying options for issuance under this stock option plan. There is a restriction that no more than 50,000 options may be granted to any one individual or entity in any one calendar year under the stock option plan.
     In February and December 2004, in an action taken by written consent of the holders of a majority of the issued and outstanding shares of our common stock, we authorized the implementation of a 2004 Incentive and Nonstatutory Stock Option Plan, following the implementation of the reverse stock split (so as not to be affected by the reverse stock split), reserving 800,000 shares of common stock for issuance to employees, directors and consultants of the Company or any subsidiaries. This action became effective June 3, 2005.
     In addition to the equity compensation plans approved by our stockholders, we have issued options and warrants to individuals pursuant to individual compensation plans not approved by our stockholders. These options and warrants have been issued in exchange for services or goods received by us.
     The following table provides aggregate information as of March 31, 2007 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

	Number of		Number of securities
	securities to be		remaining available for
	issued upon		future issuance under
	exercise of	Weighted-average	equity compensation
	of outstanding	exercise price of	plans (excluding
	options, warrants	outstanding options	securities reflected
Plan Category	and rights	warrants and rights	in column (a))

Equity Compensation Plans approved by security holders	433,166	$2.22	616,834
Equity Compensation Plans not approved by security holders	297,298	$1.50	NA

Employment Agreements
     Our subsidiary, Remedent, N.V., currently has an employment agreement with Mr. Philippe Van Acker, our Chief Financial Officer. Our employment agreement with Mr. Judd Hoffman was terminated in July 2006 pursuant to an Employment Severance Agreement. We do not currently have any other employment agreements with our executive officers. However, we anticipate having employment contracts with executive officers and key personnel as necessary, in the future.
Long-Term Incentive Plans-Awards in Last Fiscal Year
     We do not currently have any long-term incentive plans.
Compliance with Section 16 of the Securities Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. We believe that all reports required by Section 16(a) for transactions in the year ended March 31, 2007, were timely filed.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information regarding the beneficial ownership of our common stock as of October 1, 2007. The information in this table provides the ownership information for:
a.	each person known by us to be the beneficial owner of more than 5% of our common stock;

b.	each of our directors;

c.	each of our executive officers; and

d.	our executive officers, directors and director nominees as a group.
     Beneficial ownership has been determined in accordance with Rule 13d-3 of the 1934 Exchange Act and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 18,596,245 shares outstanding.

	Shares Beneficially	Percentage
Beneficial owner (1)	Owned	Beneficially Owned

Guy De Vreese, Chairman (2) Xavier de Cocklaan 42 9831 Deurle, Belgium	5,293,580	28.37%

Robin List, CEO, Director (3) Xavier de Cocklaan 42 9831 Deurle, Belgium	782,827	4.20%

Philippe Van Acker, CFO (4) Xavier de Cocklaan 42 9831 Deurle, Belgium	85,000	*

Stephen Ross, Secretary, Director (5) 1921 Malcolm #101 Los Angeles, CA 90025	518,777	2.78%

Fred Kolsteeg (6) Managelaantje 10 3062 CV Rotterdan The Netherlands	110,000	*

All Officers and Directors as a Group (5 persons)	6,790,184	35.99%

5% or Greater Shareholders

Special Situations Private Equity Fund, L.P. (7)	5,853,049	27.30%

Special Situations Cayman Fund LP (8)	1,255,067	6.64%

Austin W. Marxe and David M. Greenhouse (9) 153 East 53rd Street, 55th FL New York, NY 10022	7,814,816	35.63%

Potomac Capital Partners LP (10)	990,185	5.21%

Paul J. Solit (11)	2,380,000	12.13%

Lagunitas Partners LP (12)	1,384,600	7.22%

Jon D. Gruber (13)	1,971,200	10.14%

*	Less than one percent

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Guy De Vreese holds 3,204,426 shares in his own name, which such amount includes 50,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share; 79,254 shares of common stock held in the name of Lausha N.V., a Belgian company controlled by Guy De Vreese and 9,900 shares of common stock underlying warrants with an exercise price of $10.00 per share held in the name of Lausha N.V., a Belgian company controlled by Guy De Vreese; 2,000,000 shares of common stock held in the name of Lausha HK, a Hong Kong company controlled by Guy De Vreese.

(3)	Includes 50,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share.

(4)	Includes 10,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share; includes 75,000 shares of common stock underlying options which vested on December 2005 and have an exercise price of $2.46 per share.

(5)	Includes 50,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share and 12,500 shares of common stock underlying options which vested on April 8, 2004 and have an exercise price of $2.00 per share.

(6)	Consists of 50,000 shares of common stock held in his own name, including 5,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share, 60,000 shares of common stock held by Kolsteeg Beleggingsmaatschappij B.V., a Dutch company of which Fred Kolsteeg is the principal, including 10,000 shares of common stock underlying warrants held by Kolsteeg Beleggingsmaatschappij B.V. with an exercise price of $10.00 per share.

(7)	Consists of 3,010,667 shares of common stock of the Company held by Special Situations Private Equity Fund, L.P. (“SSF Private Equity”) and warrants to purchase 2,842,382 shares of common stock held by SSF Private Equity. Such securities are also included and reflected in the disclosure for Austin W. Marxe and David M. Greenhouse, per footnote 9 below.

(8)	Consists of 940,067 shares of common stock held by Special Situations Cayman Fund, L.P. (“SSF Cayman”) and warrants to purchase 315,000 shares of common stock held by SSF Cayman. Such securities are also included and reflected in the disclosure for Austin W. Marxe and David M. Greenhouse, per footnote 9 below.

(9)	Consists of 3,010,667 shares of common stock of the Company held by Special Situations Private Equity Fund, L.P. (“SSF Private Equity”) and warrants to purchase 2,842,382 shares of common stock held by

SSF Private Equity; 529,700 shares of common stock held by Special Situations Fund III QP, L.P. (“SSF QP”) and warrants to purchase 177,000 shares of common stock held by SSF QP; 940,067 shares of common stock held by Special Situations Cayman Fund, L.P. (“SSF Cayman”) and warrants to purchase 315,000 shares of common stock held by SSF Cayman. MGP Advisors Limited (“MGP”) is the general partner of SSF QP. AWM Investment Company, Inc. (“AWM”) is the general partner of MGP, the general partner of and investment adviser to SSF Cayman and the investment adviser to SSF Private Equity. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP and AWM. Through their control of MGP and AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above.

(10)	Consists of 565,820 shares of common stock of the Company held by Potomac Capital Partners LP and warrants to purchase 424,365 shares of common stock held by Potomac Capital Partners LP. Such securities are also included and reflected in the disclosure for Paul J. Solit, per footnote 11 below.

(11)	Consists of 565,820 shares of common stock of the Company held by Potomac Capital Partners LP and warrants to purchase 424,365 shares of common stock held by Potomac Capital Partners LP; 391,968 shares of common stock held by Potomac Capital International Ltd and warrants to purchase 293,976 shares of common stock held by Potomac Capital International Ltd; and 402,212 shares of common stock held by Pleiades Investment Partners-R LP (“Pleiades”) and warrants to purchase 301,659 shares of common stock held by Pleiades. Paul J. Solit has disposition and voting control for Potomac Capital Partners LP, Potomac Capital International Ltd. and Pleiades.

(12)	Consists of 791,200 shares of common stock of the Company held by Lagunitas Partners LP and warrants to purchase 593,400 shares of common stock held by Lagunitas Partners LP. Such securities are also included and reflected in the disclosure for Jon D. Gruber, per footnote 13 below.

(13)	Consists of 791,200 shares of common stock of the Company held by Lagunitas Partners LP and warrants to purchase 593,400 shares of common stock held by Lagunitas Partners LP; 181,600 shares of common stock held by Gruber & McBaine International and warrants to purchase 136,200 shares of common stock held by Gruber & McBaine International; 153,600 shares of common stock held by the Jon D. and Linda W. Gruber Trust and warrants to purchase 115,200 shares of common stock held by the Jon D. and Linda W. Gruber Trust. Jon D. Gruber has disposition and voting control for Lagunitas Partners, LP and Gruber & McBaine International, and Jon D. Gruber and Linda W. Gruber have disposition and voting control for the Jon D. and Linda W. Gruber Trust.
Certain Relationships and Related Party Transactions
     Guy De Vreese, our Chairman of the Board, is the managing director of our subsidiary, Remedent N.V. Mr. De Vreese provides his services as Remedent N.V.’s Managing Director through two companies, Lausha, N.V. and Lident N.V. Lausha, N.V. and Lident N.V. have oral consulting arrangements with Remedent N.V. that provide Mr. De Vreese’s services and are both companies controlled by Mr. De Vreese. On March 20, 2006, Lausha N.V. and Lident N.V. merged into Lausha N.V., controlled by Mr. De Vreese. Lausha N.V. received a total of $281,000 as compensation for the services for the year ending March 31, 2007. Lausha N.V. and Lident N.V. received a combined total of $222,000 and $225,000 as compensation for these services for the years ending March 31, 2006 and March 31, 2005, respectively.
     In September 2004, we entered into an agreement with Lident N.V., a company controlled by Mr. De Vreese, our Chairman, to obtain an option, exercisable through December 31, 2005, to license a patent and worldwide manufacturing and distribution rights for a potential new product for which Lident had been assigned certain rights by the inventors of the products, who are unrelated parties, prior to Mr. De Vreese’s association with us. The agreement required us to advance to the inventors through Lident a fully refundable deposit of (Euro) 100,000 ($129,650) subject to our due diligence regarding the enforceability of the patent and marketability of the product, which, if viable, will be assigned to us for additional consideration to the inventors of (Euro) 100,000 ($129,650) and an ongoing royalty from sales of products related to the patent equal to 3% of net sales and, if not viable, the deposit will be repaid in full to us by Lident. The consideration we had agreed to pay Lident upon the exercise of the option is the same as the consideration Lident is obligated to pay the original inventors. Consequently, Lident will not profit from the exercise of the option. Furthermore, at a meeting of our Board of Directors on July 13, 2005, we accepted Lident’s offer to facilitate an assignment of Lident’s intellectual property rights to the technology to us in exchange for the reimbursement of Lident’s actual costs incurred relating to the intellectual property. On December 12, 2005, the Company exercised the option and the Company and the patent holder agreed to revise the assignment agreement whereby the Company agreed to pay €50,000 additional compensation in the form of prepaid royalties instead of the €100,000 previously agreed, €25,000 of which had been paid by the Company in September 2005 and the remaining €25,000 to be paid upon the Company’s first shipment of a product covered by the patent. The patent is being amortized over five (5) years.
     Since the inception of IMDS, Inc. (“IMDS”) in April, 2003, IMDS, a distributor of our products, has purchased inventory valued at approximately $642,000 from us. All inventory was purchased at standard pricing. Goods sold during the years ended March 31, 2007 and March 31, 2006 totaled $476,122 and $38,494, respectively. Accounts receivable at year end with this customer totaled $392,057 and $12,008 as at March 31, 2007 and March 31, 2006, respectively. Mr. Stephen Ross, our secretary and one of our directors, owns a minority interest in IMDS.
     In connection with the employment of Mr. Judd Hoffman, we issued Mr. Hoffman options to purchase 400,000 shares of our common stock at an exercise price of $4.00 in October 2005. The options were granted pursuant to our 2004 Incentive and Nonstatutory Stock Option Plan. One-third of the options are scheduled to vest on each annual anniversary of Mr. Hoffman’s employment. On July 19, 2006 the Company entered into a employment severance agreement which allows 110,666 of Mr. Hoffman’s options to vest at August 31, 2006. The balance of the option lapsed upon his termination.
     In connection with services rendered by Mr. Philippe Van Acker, on December 23, 2005, the Company granted to Mr. Van Acker 75,000 ten year options to purchase the Company’s common stock at an exercise price of $2.46, the market value of the Company’s stock on the date of grant. The options were fully vested upon issuance.
     In the fall of 2006, we opened our initial GlamSmile Lab in Ghent. As a temporary solution, the lab was integrated at the same address as the office of Evelyne Jacquemyns, a dentist in Ghent who is a related person to Guy De Vreese, our Chairman, by virtue of sharing the same household. We incurred $63,835 in cost related to the build out of the initial GlamSmile Lab. It was agreed that we could use the office of Ms. Jacquemyns from time to time for demonstration purposes in relation to our GlamSmile veneers, at no cost. At current, we are in negotiations to finalize renting a larger location at the same address of the current dental practice, where the initial GlamSmile Lab will be moved. The amount of rent paid by Ms. Jacquemyns estimated to be allocated to this space, based on the percent of total square footage, is approximately $1,030 per month.

Legal Proceedings
     To the best knowledge of management, there are no legal proceedings currently pending against us. In the normal course of operations, we may have disagreements or disputes with employees, vendors or customers. Our management sees these disputes as a normal part of business, and there are no pending actions currently or no threatened actions that management believes would have a significant material impact on our financial position, results of operations or cash flows.
Relationship with Independent Registered Public Accounting Firm
     We retained the firm of PKF Bedrijfsrevisoren (“PKF”) as our Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2007. We expect a representative of PKF to be present at the Annual Meeting of Stockholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.
Audit Fees
     The aggregate fees paid for the annual audit of financial statements included in our Annual Report for the year ended March 31, 2007 and the review of our quarterly reports for such years, amounted to approximately $40,847 paid to PKF. The aggregate fees paid for the annual audit of financial statements included in our Annual Report for the year ended March 31, 2006 and the review of our quarterly reports for such years, amounted to approximately $34,000 paid to PKF.
Audit-Related Fees
     For the years ended March 31, 2007 and March 31, 2006, we paid $1,536 and $0 to PKF for other audit related fees.
Tax Fees
     For the years ended March 31, 2007 and March 31, 2006, we paid no fees to PKF for tax fees.
All Other Fees
     For the years ended March 31, 2007 and March 31, 2006, we paid no fees to PKF for any non-audit services.
     The above-mentioned fees are set forth as follows in tabular form:

	2007	2006

Audit Fees	$40,847	$34,000
Audit Related Fees	$1,536	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
     The Company’s Board of Directors serves as the Audit Committee and has unanimously approved all audit and non-audit services provided by the independent auditors. The independent accountants and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent accountants, and the fees for the services performed to date. There have been no non-audit services provided by our independent accountant for the year ended March 31, 2007.

Code of Ethics
     The Company has adopted a written Code of Ethics that applies to its senior management. A copy of the Company’s Code of Ethics, executed by the Company’s Chief Executive Officer and Chief Financial Officer, has been filed as an exhibit to the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003. A copy of the Company’s Code of Ethics is available to any shareholder by addressing a request to the attention of the Secretary of the Company and mailing such request to the Company’s corporate offices. Any amendment to the Code of Ethics or any waiver of the Code of Ethics will be disclosed promptly following the date of such amendment or waiver pursuant to a Form 8-K filing with the Securities and Exchange Commission.
Stockholder Proposals
     Proposals by stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received by us not later than May 1, 2008, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
     Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to the Corporate Secretary, Remedent, Inc., Xavier de Cocklaan 42, 9831 Deurle, Belgium. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Additional Information
     The Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007, including audited financial statements, has been mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. We are required to file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.
     Additional copies of our Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended March 31, 2007, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to Remedent, Inc., Xavier de Cocklaan 42, 9831 Deurle, Belgium, Attention: Chief Financial Officer.
OTHER BUSINESS
     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors
/s/ Stephen Ross
Stephen Ross, Corporate Secretary

October 9, 2007
Los Angeles, California
U.S.A.

Appendix A
REMEDENT, INC.,
2007 EQUITY INCENTIVE PLAN
1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Incentive and Nonqualified Stock Options (“Options”), Stock (“Restricted Stock” or “Unrestricted Stock”) and Stock Appreciation Rights (“SARs”). This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 30.
2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be approved by the Stockholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. The Effective Date of this Plan will coincide with the stockholders approval. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.
3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.
4. SHARES SUBJECT TO THIS PLAN.
     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for awards or which may be used to provide a basis of measurement for or to determine the value of an Award shall be One Million (1,000,000) shares of common stock (the “Maximum Number”). Not more than the Maximum Number of shares of common stock shall be granted in the form of Incentive Stock Options.
     Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.
          4.1.1. Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.
     However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.
          4.1.2. Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the

“Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.
          4.1.3. Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:
               i. Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.
               ii. Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.
     4.2. Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.
     4.3. Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options and/or SARs that may be granted during any one fiscal year under the Plan to any one Participant will be One Million (1,000,000) (all of which may be granted as Incentive Stock Options subject to the limitations set forth in Section 6.3.1). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.
     4.4. No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to “reprice” an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.
     4.5. No Reloading. No Option or SAR will provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.
5. ADMINISTRATION OF THIS PLAN.
     5.1. Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.
     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:
               (1) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;
               (2) select Participants;
               (3) determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;
               (4) determine the number of Shares or other consideration subject to Awards;
               (5) determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;
               (6) prescribe the form of each Award Agreement, which need not be identical for each Participant;
               (7) further define the terms used in this Plan;
               (8) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;
               (9) provide for rights of refusal and/or repurchase rights;
               (10) amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;
               (11) prescribe, amend and rescind rules and regulations relating to the administration of this Plan;
               (12) adopt such modifications, amendments, procedures, subplans and the like to this Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to enable participants employed in other countries in which the Company may operate to receive advantages and benefits under this Plan consistent with the laws of such countries, and consistent with the rules of this Plan; and
               (13) make all other determinations necessary or advisable for the administration of this Plan.

     5.3. Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.
     5.4. Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.
6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.
     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.
     Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the “Grant Date”), the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.
     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.
     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:
          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.
          6.2.2. Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and will be subject to earlier termination as hereinafter provided.
          6.2.3. Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.
          6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.
          6.2.5. Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan and Nonqualified Options may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
          At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.
          6.2.6. Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.
          6.2.7. Exercise After Certain Events.
               i. Termination of Employment - Employee/Officer
                    (1) Incentive Stock Options.
                         (a) Termination of All Services. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent (10%) Stockholder)).

                         (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.
                    (2) Non-Qualified Stock Options.
                         (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).
                         (b) Continuation of Services as Consultant/Advisor. If a Participant Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).
               ii. Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).
               iii. Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or death occurs three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).
     6.3. Limitations on Grant of Incentive Stock Options.
          6.3.1. Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.

          6.3.2. Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.
          6.3.3. Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.
7. RESTRICTED STOCK AWARDS.
     7.1. Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.
     7.2. Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.
     7.3. Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.
     7.4. Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions on such shares have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original Award.
     7.5. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

     7.6. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.
     7.7. Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.
     7.8. Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.
8. UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.
9. STOCK APPRECIATION RIGHTS.
     9.1. Awards of SARs. A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with this Plan. A SAR will be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Participant to Participant and between groups of Participants, and may be based upon performance objectives as provided for in this Plan.
     9.2. Exercise Price. The exercise price per share of an SAR will be determined by the Administrator at the time of grant, but will in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.
     9.3. Term. The term of a SAR will be set forth in the Award Agreement as determined by the Administrator.
     9.4. Exercise. A Participant desiring to exercise a SAR will give written notice of such exercise to the Company no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice will specify the number of Shares with respect to which the SAR is being exercised, and the proposed effective date of the proposed exercise, which notice will state the proportion of Shares and cash that the Participant desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator, and will be signed by the Participant. Upon receipt of the notice from the Participant, subject to the Administrator’s election to pay cash as provided below, the Company will deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5. The later of the date the Company receives written notice of such exercise or the proposed effective date set forth in the written notice hereunder is referred to in this Section as the “exercise date.”

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares will not be issued and in lieu thereof, a cash adjustment will be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.
     9.6. Effect of Exercise. A partial exercise of an SAR will not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.
     9.7. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an Award Agreement, or an event of forfeiture pursuant to the Award Agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety; provided, however that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.
     9.8. Effect of Termination of Employment. Notwithstanding the foregoing, the provisions set forth in Section 6.2.7 with respect to the exercise of Options following termination of employment will apply as well to such exercise of SARs.
     9.9. Transferability. During the lifetime of a Participant each SAR granted to a Participant will be exercisable only by the Participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
10. PAYMENT FOR SHARE PURCHASES.
     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:
          10.1.1. Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.
          10.1.2. Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.
          10.1.3. Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

a = b x	(	c - d	)
c
where:
a =	net Shares to be issued to Participant

b =	number of Awards being exercised

c =	Fair Market Value of a Share

d =	Exercise price of the Awards
          10.1.4. Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.
          10.1.5. Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.
11. WITHHOLDING TAXES.
     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company by cash, or check payable to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the authority and right to deduct or withhold an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements, with respect to such transactions. Any such payment must be made, or any such withholding may be made, promptly when the amount of such obligation becomes determinable.
     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.
12. PROVISIONS APPLICABLE TO AWARDS.
     12.1. Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.
     12.2. Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all

Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.
     12.3. Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total stockholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than ninety (90) days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.
     In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals will be established not later than ninety (90) days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.
     12.4. Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.
     12.5. Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.
     12.6. Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause”, he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

13. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.
14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.
15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.
17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.
     17.1. Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.
     17.2. Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
18. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.
19. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.
20. DISSOLUTION, LIQUIDATION, MERGER.
     20.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation and in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 21 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined. The exercise or vesting of any Award that was permissible solely by reason of this section and the applicable Award Agreement will be conditioned upon the consummation of the applicable event. Upon consummation of such dissolution, liquidation, merger, consolidation, combination, reorganization or sale of substantially all of the assets, any outstanding but unexercised Options and SARs not otherwise canceled, assumed or substituted as provided for above, will terminate.
     20.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation (“Survivor Event”), the Board, as it was comprised before the Survivor Event, will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.
21. CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.
22. DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

23. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).
24. EMPLOYEES BASED OUTSIDE OF THE UNITED STATES. Without limiting in any way the generality of the Administrator’s powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the Company operates or has Employees, the Administrator, in its sole discretion, shall have the power and authority, notwithstanding any provision of the Plan to the contrary, to: (i) determine which Employees outside the Unites States are eligible to participant in the Plan; (ii) modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws; (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary and advisable (any subplans and modifications to Plan terms and procedures established under this Section by the Administrator shall be attached to this Plan document as appendices); and (iv) take any action before or after an Award is granted, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemption or approach. Notwithstanding the above, the Administrator may not take any actions hereunder and no Award shall be granted that would violate the Exchange Act, the Code any securities law or governing statute or any other applicable law.
25. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that stockholder approval will be required for the following types of amendments to this Plan: (i) any increase in the Maximum Number of Shares, or the maximum number of Shares available as incentive stock options, issuable under the Plan except for a proportional increase in the Maximum Number or maximum number of Shares available as incentive stock options, as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.
26. TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options, Stock and SARs may be transferred and exercised only by the executor or administrator of the Participant’s estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

27. FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.
28. GOVERNING LAW. Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of Nevada, without reference to the principles of conflicts of laws thereunder.
29. MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a “retirement plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974, as amended.
30. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:
“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.
“Affiliate” has the meaning ascribed to such term in rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of such corporation or of the capital interest or profits interest of such partnership or other entity.
“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, Unrestricted Stock Award or SAR.
“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
“Board” means the Board of Directors of the Company.
“Cause” will mean, termination of employment of a Participant for cause under the Company’s generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Committee appointed by the Board to administer this Plan.
“Company” means Remedent, Inc., a Nevada corporation, or any successor corporation, and its Subsidiary as the context so warrants.
“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.
“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.
“Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant’s Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.
“Effective Date” has the meaning set forth in Section 2.
“Eligible Person” means any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.
“Employee” means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. Individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in this Plan, or on such other terms and conditions as may, in the judgment of the Administrator be necessary or desirable to further the purposes of this Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.
“Exercise Agreement” has the meaning set forth in Section 6.2.4.
“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
“Fair Market Value” means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator. By way of illustration, but not limitation, for this purpose, good faith will be met if the Administrator employs the following methods:
     (i) Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value will be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.
     (ii) Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value will be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

     (iii) No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.
     (iv) Additional Valuation. Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.
     (v) Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority stockholder may be taken into consideration).
     Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt for this purpose will not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).
“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.
“Issue Date” will mean the date established by the Administrator on which Certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.
“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.
“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.
“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.
“Option” means an award of an option to purchase Shares pursuant to Section 6.
“Optionee” means the holder of an Option.
“Participant” means a person who receives an Award under this Plan.
“Plan” means this Remedent, Inc. 2007 Equity Incentive Plan, as amended from time to time.
“Restricted Stock Award” means an award of Shares pursuant to Section 7.
“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.
“SAR” means a stock appreciation right entitling the Participant Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of shares of Stock of the Company as provided for in Section 9.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.
“Stock” means the Common Stock, $0.001 par value, of the Company, and any successor entity.
“Stock Award” means an Award of Restricted Stock or Unrestricted Stock.
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Reference in this Plan to Affiliate will include any and all Subsidiaries, but reference in this Plan to Subsidiary does not include any Affiliate who does not meet this definition of Subsidiary.
“Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.
“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.
“Vesting Date” will mean the date established by the Administrator on which a Share of Restricted Stock may vest.

PROXY	PROXY
Remedent, Inc.
Xavier de Cocklaan 42,
B-9831 Deurle, Belgium
Telephone: 011-32-9-321-70-80
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 5, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Guy De Vreese and Robin List as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Remedent, Inc. held of record by the undersigned as of September 19, 2007, at the Annual Meeting of Stockholders to be held 10:00 a.m. (CEST) on November 5, 2007, at Remedent’s office located at Xavier de Cocklaan 42, B-9831 Deurle, Belgium, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.
PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER
USING DARK INK ONLY. ☑
1.	Election of Directors to serve until the Annual Meeting of Stockholders for the fiscal year 2007.
Nominees

Guy De Vreese	☐	FOR	☐	WITHHOLD AUTHORITY
Robin List	☐	FOR	☐	WITHHOLD AUTHORITY
Stephen Ross	☐	FOR	☐	WITHHOLD AUTHORITY
Fred Kolsteeg	☐	FOR	☐	WITHHOLD AUTHORITY
2.	To approve the adoption of the 2007 Equity Incentive Plan.

☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	To ratify the appointment of PKF Bedrijfsrevisoren as the Company’s independent registered public accounting firm for the fiscal year 2007.

☐ FOR ☐ AGAINST ☐ ABSTAIN
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE, TWO AND THREE.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature Page Immediately Follows

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.
Dated:                                         , 2007

NAME OF REGISTERED STOCKHOLDER

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NAME OF REGISTERED STOCKHOLDER

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Common Stock
Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.